Filed pursuant to Rule 497

Registration No. 333-213716

OWL ROCK CAPITAL CORPORATION II

Supplement No. 3 dated June 18, 2019

To

Prospectus dated April 29, 2019

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of Owl Rock Capital Corporation II dated April 29, 2019 as previously supplemented and amended (as so supplemented and amended, the “Prospectus”) and is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR INITIAL PUBLIC OFFERING

Since commencing our continuous public offering and through June 11, 2019, we have issued 71,323,477 shares of our common stock for gross proceeds of approximately $663.1 million. As of June 11, 2019, we had raised total gross proceeds of approximately $663.1 million, including seed capital contributed by Owl Rock Capital Advisors LLC (the “Adviser”)  in September 2016 and approximately $10 million in gross proceeds raised from certain individuals and entities affiliated with the Adviser.

RECENT DEVELOPMENTS

On June 17, 2019, the board of directors of Owl Rock Capital Corporation II (the “Company”) approved an amendment to the Company’s Articles of Amendment and Restatement to increase the number of authorized shares of common stock of the Company from 300,000,000 to 450,000,000 (the “Amendment”). On June 18, 2019, the Articles of Amendment effecting the Amendment were filed with the State Department of Assessments and Taxation of Maryland and became immediately effective.